Agreement to acquire OCI Global's methanol business	12 Months Ended
Dec. 31, 2025
Business combination [Abstract]
Agreement to acquire OCI Global's methanol business	Agreement to acquire OCI Global's methanol business:
On June 27, 2025 the Company completed the OCI Acquisition. The acquired business includes i) a 100% interest in one methanol facility, which also produces ammonia, and a 50% interest in a second methanol facility (Natgasoline) located in Beaumont, Texas, both of which have access to a stable and abundant supply of natural gas feedstock; ii) a 100% interest in low-carbon methanol production and marketing business; and iii) a 100% interest in a currently idled methanol facility in the Netherlands.
Total consideration was comprised of cash of $1.18 billion as per the purchase agreement and equity consideration of 9.9 million common shares, valued at $0.34 billion or $34.14 per share. Adjustments for debt and working capital have been finalized at $0.01 billion and $0.10 billion, respectively, which were settled in cash. Total consideration is based on the fair value of the business at the acquisition date. The Company funded the cash consideration through a combination of cash on hand and financing arrangements established in 2024 to support the OCI Acquisition. These arrangements included the issuance of $600 million in senior unsecured notes and a term loan on which $550 million was initially drawn. This purchase has been accounted for as a business combination using the acquisition method of accounting. No contingent consideration arrangements were part of the transaction.
The following table summarizes the fair value of identified assets and liabilities assumed at the date of acquisition. The allocation of consideration to identifiable assets acquired and liabilities assumed is considered final as of December 31, 2025.

	Preliminary	Adjustment [1]	Jun 27 2025
Cash and cash equivalents	$31,093	$—	$31,093
Trade and other receivables [2]	144,532	(6,021)	138,511
Inventories	95,506	(1,153)	94,353
Prepaid expenses	7,566	(5,405)	2,161
Other assets	6,584	—	6,584
Deferred income tax assets	3,090	—	3,090
Property, plant, and equipment [3]	1,322,030	44,524	1,366,554
Investment in associate [3]	409,150	(34,908)	374,242
Total Assets	2,019,551	(2,963)	2,016,588
Trade, other payables, and accrued liabilities	(116,794)	757	(116,037)
Lease obligations	(16,741)	154	(16,587)
Deferred income tax liabilities	(240,917)	945	(239,972)
Other long-term liabilities	(10,800)	(2,893)	(13,693)
Total Liabilities	$(385,252)	$(1,037)	$(386,289)
Net assets acquired	$1,634,299	$(4,000)	$1,630,299
[1] Relates to changes in estimates following finalization of fair value measurements. This includes general capital expenditures, utilization rates, gas pricing, and discount rate.
[2] The trade and other receivables comprise gross contractual amounts of $144,532 thousand, of which $6,021 thousand was expected to be uncollectible at the date of acquisition.
[3] The fair values were measured on a provisional basis at the acquisition date, pending completion of the valuation process which is now finalized as at December 31, 2025.
It is impracticable to disclose the amount of revenue and profit that the acquired business has contributed to the Company’s consolidated results since acquisition because methanol is a fungible product and the acquired methanol business has been integrated into our global operations.
Acquisition costs of $30 million were incurred in connection with the acquisition in the current year. These costs have been expensed as incurred with $24 million recorded within cost of sales and operating expenses and $6 million recorded in other expenses in the consolidated statement of income.
Unaudited proforma disclosures
Pro forma amounts reflect the results of Methanex and the acquired OCI business as if the acquisition had occurred on January 1, 2025.

Year ended December 31, 2025	Unaudited pro forma
Revenue	$4,057,844
Net Income	171,751
The pro forma financial information above is presented for illustrative purposes only and is based on unaudited financial information. It is not intended to represent what the actual results of operations would have been had the acquisition occurred on January 1, 2025, nor is it necessarily indicative of future results of operations.